SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS International Value Opportunities Fund

On March 10, 2010, the fund’s Board of Directors approved the replacement of Deutsche Asset Management International GmbH (”DeAMi”) as the fund’s subadvisor with Dreman Value Management, L.L.C. (”DVM”), subject to shareholder approval.

A proposed new Subadvisory Agreement (”New Agreement”) with DVM will be submitted for approval by shareholders at a Special Meeting of Shareholders expected to be held in the second quarter of 2010. Prior to the shareholder meeting, shareholders of record on the record date for the meeting will receive (i) a Proxy Statement describing in detail the proposed New Agreement and the Board’s considerations in recommending that shareholders approve the New Agreement, and (ii) a proxy card and instructions on how to submit a vote.

If the New Agreement is approved by shareholders, it will become effective on or about June 18, 2010, at which time the following changes would be implemented: (1) the fund’s existing portfolio management team will be replaced as DeAMi will cease to act as the fund’s subadvisor and DVM will assume all day-to-day subadvisory responsibilities for the fund that were previously delegated to DeAMi; (2) the fund will replace its portfolio management team and benchmark as described below; and (3) the fund will be renamed DWS Dreman International Value Fund.

If the New Agreement is approved by shareholders, DVM is expected to manage the fund using an investment strategy and management process, similar to that currently used by DeAMi, with the following exceptions: (1) the fund’s benchmark would be changed from the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index to the Russell Global Ex–US Value Index; (2) the fund’s permitted exposure to emerging markets would increase from 20% to 50%; and (3) DVM expects to make more extensive use of ADRs to obtain foreign exposure.

If the New Agreement is not approved by shareholders, then the Board will take such action, if any, as it considers to be in the best interests of the fund.

Please Retain This Supplement for Future Reference

March 26, 2010 DIVOF–3603	[DWS Investments LOGO] Deutsche Bank Group